UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  September 20, 2012

Fuel Doctor Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-161052	26-2274999
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

23961 Craftsman Road L, Calabasas, California

    91302

   (Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code:  (818) 224-5678

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On September 20, 2012, Fuel Doctor Holdings, Inc. and its wholly owned subsidiary Fuel Doctor LLC (collectively, the “Company”) entered into a settlement agreement (the “Settlement Agreement”) with Turn One Racing LLC (“Turn One”).  Under the terms of the Settlement Agreement, the Company agreed to pay Turn One (i) five thousand dollars ($5,000) upon execution of the Settlement Agreement, (ii) issue Turn One three hundred eighty thousand (380,000) shares of the Company’s common stock (the “Option Shares”) and (iii) pay Turn One fifteen thousand dollars ($15,000) in fifteen equal installments beginning on January 15, 2013.  As soon as practicable following the date of the Agreement, the parties shall cooperate to dismiss the complaint filed by Turn One in the United States District Court for the Western District of Virginia, Civil No. 4:12-CV-0001-JLK, alleging breach of contract under the Sponsorship Agreement, dated March 29, 2011 by and between the Company and Turn One.

At any time after the date of the Agreement, the Company shall have the right, upon thirty (30) day prior written notice, to purchase the Option Shares from Turn One or its assignee at a price per share equal to $0.50.  Beginning on the two (2) year anniversary of the date of Turn One shall have the right, upon thirty (30) day prior written notice, to require the Company to purchase the Option Shares from Turn One or its assignee at a price per share equal to $0.50.

The foregoing information is a summary of the agreement involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review such agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 8.01

Other Events.

As previously reported in the Company’s Form 10-Q for the quarterly period ended March 31, 2012, the Company is a defendant in a matter entitled Benjamin Anthony Perez, on behalf of Himself and All Others Similarly Situated v. Fuel Doctor, LLC and DOES 1-10, Inclusive filed March 16, 2011 (the “Claim”) in the United States District Court, Central District of California (the “Court”), Case No. SACV11-01204-JST (ANX).  The Claim alleged that the Company’s product did not work as advertised.

On September 20, 2012, the plaintiff filed a stipulation for voluntary dismissal with the Court dismissing the Claim against all defendants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL DOCTOR HOLDINGS, INC.

Date:  September 28, 2012

By: /s/ Mark Soffa

Mark Soffa

Chief Executive Officer